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                                                                 EXHIBIT 10.13

                       CONNECTIVITY PRODUCTS INCORPORATED

                                EIGHTH AMENDMENT
                                       TO
                              AMENDED AND RESTATED
                    REVOLVING CREDIT AND TERM LOAN AGREEMENT

              This EIGHTH AMENDMENT (this "Amendment"), dated as of June 30, 1997, is among CONNECTIVITY PRODUCTS INCORPORATED, a Delaware corporation (the "Borrower"), NBD BANK as Administrative Agent (the "Administrative Agent"), BANKBOSTON, N.A., F/K/A THE FIRST NATIONAL BANK OF BOSTON as Documentation Agent (the "Documentation Agent", and together with the Administrative Agent, the "Co-Agents") for the lending institutions (the "Banks") listed on Schedule 1 to the Credit Agreement (as hereinafter defined) and the Banks.

              WHEREAS, the Borrower, the Banks and the Co-Agents are parties to that certain Amended and Restated Revolving Credit and Term Loan Agreement, dated as of May 31, 1996 (as amended by the First Amendment to Amended and Restated Revolving Credit and Term Loan Agreement, dated as of August 26, 1996, the Second Amendment to Amended and Restated Revolving Credit and Term Loan Agreement, dated as of September 30, 1996, the [First Amendment of Certain Security Documents and Subordination Agreement and] Third Amendment to Amended and Restated Revolving Credit and Term Loan Agreement, dated as of February 24, 1997, the Fourth Amendment to Amended and Restated Revolving Credit and Term Loan Agreement, dated as of March 31, 1997, and the Fifth Amendment to Amended and Restated Revolving Credit and Term Loan Agreement, the Sixth Amendment to Amended and Restated Revolving Credit and Term Loan Agreement, dated as of June 11, 1997, and the Seventh Amendment to Amended and Restated Revolving Credit and Term Loan Agreement, dated as of July 25, 1997, the "Credit Agreement"), pursuant to which the Banks, upon certain terms and conditions, have made loans to and may issue letters of credit for the benefit of the Borrower; and

              WHEREAS, the Borrower had requested that the Banks agree, and the Banks have agreed, on the terms and subject to the conditions set forth herein, to make certain changes to the Credit Agreement;

              NOW, THEREFORE, the parties hereto hereby agree as follows:

              SECTION 1. DEFINED TERMS. Capitalized terms which are used herein without definition and which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement.

              SECTION 2. AMENDMENT OF CREDIT AGREEMENT. The Credit Agreement is hereby amended as follows:

              (a) Section 11.2 of the Credit Agreement is amended by deleting such Section 11.2 and restating it in its entirety as follows:

              11.2. SENIOR FUNDED DEBT TO EBITDA. The Borrower will not, as at the end of any Reference Period ending during any period described in the table set forth below, permit the ratio of Senior Funded Debt to Consolidated EBITDA to exceed the ratio set forth opposite such period in such table:




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              Period                                     Ratio
              ------                                     -----

              04/01/97 - 06/30/97                        4.40:1.00
              07/01/97 - 12/31/98                        4.00:1.00
              01/01/99 - 12/31/99                        3.25:1.00
              Thereafter                                 2.50:1.00

              (b) Section 11.4 of the Credit Agreement is amended by deleting the ratio "2.50:1.00" and substituting the ratio "2.00:1.00" therefor.

              SECTION 3. AMENDMENT FEE. The Borrower shall pay to the Administrative Agent on the effective date of this Amendment an amendment fee in the amount of $5,000 for the pro rata accounts of the Banks.

              SECTION 4. COMPLIANCE CERTIFICATE. In addition to the requirements of Section 9.4(c) of the Credit Agreement, in conjunction with any Loan Request for a Line of Credit Loan made during the period beginning on August 12, 1997 and ending on September 30, 1997, the Borrower shall deliver to each of the Banks a Compliance Certificate for the fiscal period ending on the last day of the month immediately preceding the date of each such Loan Request.

              SECTION 5. CONDITIONS TO EFFECTIVENESS. The effectiveness of this Amendment shall be subject to receipt by the Administrative Agent of this Amendment executed by each of the Borrower, the Banks and the Co-Agents and the amendment fee pursuant to Section 3 of this Amendment.

              SECTION 6. AFFIRMATION AND ACKNOWLEDGMENT OF THE BORROWER. The Borrower hereby ratifies and confirms all of its Obligations to the Banks and the Co-Agents, including, without limitation the Loans, and the Borrower hereby affirms its absolute and unconditional promise to pay to the Banks the Loans and all other amounts due under the Credit Agreement as amended hereby.

              SECTION 7. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to the Co-Agents and the Banks as follows:

                         (a) Representation and Warranties in the Credit Agreement. The representations and warranties of the Borrower contained in the Credit Agreement were true and correct in all material respects as of the date when made and continue to be true and correct in all material respects on the date hereof, except to the extent of changes resulting from transactions or events contemplated by the Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse to the Borrower, or to the extent that such representations and warranties relate expressly to an earlier date.

                         (b) Authority, Etc. The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of all of its agreements and obligations under the Credit Agreement as amended hereby are within the corporate authority of the Borrower and have been duly authorized by all necessary corporate action on the part of the Borrower.




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                          (c)   Enforceability of Obligations. This Amendment
              and the Credit Agreement as amended hereby constitute the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their terms, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of, creditors' rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

                          (d) No Default. No Default or Event of Default has occurred and is continuing, and no Default or Event of Default will exist after execution and delivery of this Amendment.

              SECTION 8. NO OTHER AMENDMENTS OR WAIVERS. Except as expressly provided in this Amendment, all of the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect.

              SECTION 9. EXPENSES. Pursuant to Section 17 of the Credit Agreement, all costs and expenses incurred or sustained by the Co-Agents in connection with this Amendment, including the fees and disbursements of legal counsel for the Co-Agents in producing, reproducing and negotiating the Amendment, will be for the account of the Borrower whether or not the transactions contemplated by this Amendment are consummated.

              SECTION 10. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but which together shall constitute one instrument.

              SECTION 11. MISCELLANEOUS. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). The captions in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof.

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              IN WITNESS WHEREOF, the parties hereto have executed this Eighth
Amendment as a document under seal as of the date first above written.

                                 CONNECTIVITY PRODUCTS INCORPORATED

                                 By:/s/ Gregory C. Kowert
                                    -----------------------------------------
                                    Gregory C. Kowert, Senior Vice President

                                 NBD BANK, individually and as
                                 Administrative Agent


                                 By: /s/ Erik W. Bakker
                                    -----------------------------------------
                                     Erik W. Bakker, Vice President

                                 BANKBOSTON, N.A.
                                 f/k/a THE FIRST NATIONAL BANK
                                 OF BOSTON, individually
                                 and as Documentation Agent

                                 By: /s/ G. Christopher Miller
                                    -----------------------------------------
                                     G. Christopher Miller, Vice President